UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2021

Cryomass Technologies Inc
(Exact name of registrant as specified in its charter)

Nevada	000-56155	82-5051728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Bannock Street, Suite 612, Denver, CO	80204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-222-8092

(Andina Gold Corp.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment No.1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Cryomass Technologies Inc. (formally known as Andina Gold Corp., the “Company”) with the Securities and Exchange Commission (“SEC”) on June 28, 2021 (the “June Form 8-K”). The June Form 8-K reported under Item 2.01 that the Company entered into an asset purchase agreement (the “Purchase Agreement”) with Cryocann USA Corp, a California corporation (“Cryocann”), pursuant to which Company acquired substantially all the assets of Cryocann, (the “Acquisition”). The Acquisition was consummated on June 23, 2021.

The description of the Purchase Agreement found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the agreements attached to the June Form 8-K.

This Form 8-K/A provides the financial statements and the pro forma financial information as required by Item 9.01 of Form 8-K. No other modification to the June Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the June Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a)(1)  Financial Statements of Businesses Acquired.

The audited financial statements of the Cryocann as of and for the year ended December 31, 2020 and December 31, 2019, and accompanying notes, are attached hereto as Exhibit 99.1. The unaudited condensed consolidated financial statements of the Cryocann as of March 31, 2021, and for the three months ended March 31, 2021 and 2020, respectively, and accompanying notes, are attached hereto as Exhibit 99.2. Both exhibits are incorporated herein by reference.

(b)(1)  Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2020 and for the three months ended March 31, 2021, unaudited pro forma combined balance sheet as of March 31, 2021, and accompanying notes, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d)  Exhibits.

Exhibit Number	Description
99.1	Audited financial statements of Cryocann USA Corp as of and for the year ended December 31, 2020 and December 31, 2019, and the accompanying notes thereto.
99.2	Unaudited condensed consolidated financial statements of Cryocann USA Corp as of March 31, 2021, and for the three months ended March 31, 2021 and 2020, and the accompanying notes thereto.
99.3	Unaudited pro forma condensed combined financial statements of Cryomass Technologies Inc. as of and for the year ended December 31, 2020 and for the three months ended March 31, 2021, and the accompanying notes thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cryomass Technologies Inc

/s/ Christian Noël
Christian Noël
CEO

Date: September 14, 2021

2